Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Media Contact:

Laura C. Baldwin	Patricia G. Ball
Vice President of Finance and Investor Relations	Vice President of Marketing & PA
214-473-3969	214-473-3752
laura.baldwin@triadhospitals.com	pat.ball@triadhospitals.com

Triad Reports Second Quarter Results

PLANO, TX (August 4, 2006) – Triad Hospitals, Inc. (the “Company” or “Triad”) (NYSE: TRI) announced consolidated financial results for the three and six months ended June 30, 2006. For the three months, the Company reported revenues of $1.4 billion; earnings before interest, taxes, depreciation, amortization, and other items (“adjusted EBITDA”) of $186.7 million; net income of $60.1 million; income from continuing operations of $60.0 million; diluted earnings per share (“EPS”) of $0.69; and diluted EPS from continuing operations of $0.69. Results for the three months include additional compensation costs of $6.9 million pretax, or $0.05 per diluted share, due to stock compensation expense recorded with the January 1, 2006 adoption of Statement of Financial Accounting Standards (SFAS) 123(R), “Share-Based Payment.”

On a same-facility basis compared to the prior year three-month period, inpatient admissions increased 0.2%, adjusted admissions increased 1.5%, and inpatient surgeries increased 3.8%. Patient revenue per adjusted admission increased 8.1%, patient revenues increased 9.7%, and revenues increased 9.6%. Revenue growth rates reflected the impact of the Company’s self-pay discount policy; excluding self-pay discounts (which reduced net revenue relative to what it would have been without the discounts), the Company estimates that patient revenue per adjusted admission would have increased 8.6%, patient revenues would have increased 10.2%, and revenues would have increased 10.1%. Same-facility results included facilities owned for the full second quarter of both years.

For the three months, the Company reported a provision for doubtful accounts of $128.2 million, or 9.3% of revenue. Excluding the self-pay discounts of $50.2 million (which reduced both provision for doubtful accounts as a percent of net revenue and net revenue relative to what they would have been without the discounts), the Company estimates that the provision for doubtful accounts would have been 12.5% of revenue.

For the three months, cash flow from operating activities was $36.7 million, or $185.3 million excluding cash interest payments of $50.4 million and cash tax payments of $98.2 million. During the quarter, the Company spent $115.1 million on capital expenditures plus $12.2 million for the acquisition of an additional 21% interest in Massillon Community Health System, LLC, a venture in which Triad acquired an interest in February 2006. The acquisition increased Triad’s ownership interest to 80% from 59%. On June 22, 2006, construction began on Cedar Park Regional Medical Center, a new 75-bed hospital in Cedar Park, Texas, that is owned by an entity having an affiliate of Triad and Seton Health System as its partners. On July 7, 2006, construction began on a 270-bed replacement hospital for Gateway Medical Center in Clarksville, Tennessee; an affiliate of Triad acquired an 80% interest in a venture formed to own the existing hospital in February 2006. During the quarter, Triad paid debt principal of $0.3 million and received proceeds of $9.3 million from the issuance of common stock.

At June 30, cash and cash equivalents were $276.0 million, and the Company had $577 million available under its $600 million revolving line of credit, which was reduced by $23 million of outstanding letters of credit. Long-term debt outstanding was $1.7 billion, and stockholders’ equity totaled $3.1 billion.

For the six months, the Company reported revenues of $2.7 billion; adjusted EBITDA of $383.7 million; net income of $143.2 million; income from continuing operations of $127.9 million; diluted EPS of $1.65; and diluted EPS from continuing operations of $1.48. Results for the six months include additional compensation costs of $13.7 million pretax, or $0.10 per diluted share, due to stock compensation expense recorded with the January 1, 2006 adoption of SFAS 123(R).

On a same-facility basis compared to the prior year six-month period, inpatient admissions decreased 0.1%, adjusted admissions increased 0.9%, and inpatient surgeries increased 5.0%. Patient revenue per adjusted admission increased 8.4%, patient revenues increased 9.3%, and revenues increased 9.1%. Revenue growth rates reflected the impact of the Company’s self-pay discount policy; excluding self-pay discounts (which reduced net revenue relative to what it would have been without the discounts), the Company estimates that patient revenue per adjusted admission would have increased 9.8%, patient revenues would have increased 10.7%, and revenues would have increased 10.4%. Same-facility results included facilities owned for the full six months of both years.

For the six months, the Company reported a provision for doubtful accounts of $248.9 million, or 9.1% of revenue. Excluding the self-pay discounts of $95.4 million (which reduced both provision for doubtful accounts as a percent of net revenue and net revenue relative to what they would have been without the discounts), the Company estimates that the provision for doubtful accounts would have been 12.1% of revenue.

For the six months, cash flow from operating activities was $132.9 million, or $308.5 million excluding cash interest payments of $58.0 million and cash tax payments of $117.6 million. The Company spent $233.4 million on capital expenditures and $49.2 million on acquisitions during the six months. The Company paid debt principal of $1.0 million and received proceeds of $21.9 million from the issuance of common stock.

For 2006, Triad reiterated its guidance for diluted EPS from continuing operations of approximately $2.81-2.93, as well as its guidance for diluted EPS from continuing operations excluding stock compensation expense of approximately $2.99-3.11.

Because of an increase in the provision for doubtful accounts and information systems conversion costs, the Company expects 2007 diluted EPS to grow approximately 10-13%; however, beyond 2007, the Company expects to return to annual EPS growth in the mid-teens percent range.

Triad will conduct a conference call at 9:30 am Eastern Time (8:30 am Central Time) today, August 4, to discuss these results. To listen to the call, please call 877-704-5386, confirmation code 1945442. International participants, please call 913-312-1302, confirmation code 1945442. This conference call will be simulcast on the Internet via the Triad website at www.triadhospitals.com. A recorded replay of the call will be available for 14 days at 719-457-0820 or 888-203-1112, confirmation code 1945442.

Triad, through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. The Company currently operates 52 hospitals (including one under construction) and 12 ambulatory surgery centers in 16 states with approximately 9,490 licensed beds. In addition, through its QHR subsidiary, the Company provides hospital management, consulting, and advisory services to more than 180 independent community hospitals and health systems throughout the United States.

This press release contains forward-looking statements based on current management expectations. Numerous factors may cause results to differ materially from those anticipated in the forward-looking statements. These factors include, but are not limited to, (1) the highly competitive nature of the healthcare business, (2) the efforts of insurers and other payers, healthcare providers and others to contain healthcare costs, (3) possible changes in Medicare, Medicaid and other government programs that may limit reimbursements to healthcare providers, (4) changes in Federal, state or local regulations affecting the healthcare industry, (5) the possible enactment of Federal or state healthcare reform, (6) the ability to attract and retain qualified management and personnel, including physicians and nurses, (7) the departure of key executive officers from Triad, (8) the successful implementation of Triad’s new information technology system, (9) claims and legal actions relating to professional liabilities and other matters, (10) fluctuations in the market value of Triad common stock, (11) changes in accounting standards, (12) changes in general economic conditions or geopolitical events, (13) future acquisitions, joint venture developments or divestitures which may result in additional charges, (14) the ability to enter into managed care provider arrangements on acceptable terms, (15) the availability and terms of capital to fund the expansion of Triad’s business, (16) changes in business strategy or development plans, (17) the ability to obtain adequate levels of general and professional liability insurance, (18) potential adverse impact of known and unknown government investigations, (19) timeliness of reimbursement payments received under government programs, and (20) other risk factors described in our Form 10-K and other Company filings with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This release contains certain financial information not derived in accordance with generally accepted accounting principles (GAAP), including adjusted EBITDA; the Company believes this information is useful to investors and other interested parties; such information should not be considered as a substitute for any measures derived in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies; reconciliation of this information to the most comparable GAAP measure is included as an attachment to this release. All references to “Company”, “Triad”, and “Triad Hospitals, Inc.” as used throughout this document refer to Triad Hospitals, Inc. and its affiliates.

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended June 30, 2006 and 2005

Unaudited

(Dollars in millions, except for earnings per share)

	For the three months ended
	2006		2005
	Amount	Percentage	Amount	Percentage
Revenues	$1,378.1	100.0%	$1,167.3	100.0%

Salaries and benefits, including stock compensation expense of $6.9 in 2006	553.9	40.2%	482.9	41.4%
Reimbursable expenses	12.3	0.9%	13.0	1.1%
Supplies	234.5	17.0%	196.0	16.8%
Other operating expenses	272.3	19.8%	216.1	18.5%
Provision for doubtful accounts	128.2	9.3%	90.2	7.7%
Depreciation	55.5	4.0%	52.0	4.5%
Amortization	2.1	0.2%	1.5	0.1%
Interest expense	23.7	1.7%	27.0	2.3%
Refinancing transaction costs	—	0.0%	8.4	0.7%
ESOP expense	3.1	0.2%	3.9	0.4%
Gain on sales of assets	(0.5)	0.0%	(0.8)	(0.1)%

Total operating expenses	1,285.1	93.3%	1,090.2	93.4%

Income from continuing operations before minority interests, equity in earnings and income tax provision	93.0	6.7%	77.1	6.6%
Minority interests in earnings of consolidated entities	(5.2)	(0.3)%	(2.7)	(0.2)%
Equity in earnings of unconsolidated affiliates	9.8	0.7%	9.6	0.8%

Income from continuing operations before income tax provision	97.6	7.1%	84.0	7.2%

Income tax provision	(37.6)	(2.7)%	(32.8)	(2.8)%

Income from continuing operations	60.0	4.4%	51.2	4.4%

Income from discontinued operations, net of tax	0.1	0.0%	7.7	0.6%

Net income	$60.1	4.4%	$58.9	5.0%

Basic income per common share:
Continuing operations	$0.70		$0.64
Discontinued operations	$—		$0.10

Net	$0.70		$0.74

Diluted income per common share:
Continuing operations	$0.69		$0.62
Discontinued operations	$—		$0.10

Net	$0.69		$0.72

Shares used in earnings per share calculations	86,146,846		79,936,308
Shares used in diluted earnings per share calculations	86,994,726		81,947,276

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended June 30, 2006 and 2005

Unaudited

(Dollars in millions)

	For the three months ended
	2006		2005
	Amount	Percentage	Amount	Percentage
Revenues	$1,378.1	100.0%	$1,167.3	100.0%

Salaries and benefits	553.9	40.2%	482.9	41.4%
Reimbursable expenses	12.3	0.9%	13.0	1.1%
Supplies	234.5	17.0%	196.0	16.8%
Other operating expenses	272.3	19.8%	216.1	18.5%
Provision for doubtful accounts	128.2	9.3%	90.2	7.7%
Equity in earnings of unconsolidated affiliates	(9.8)	(0.7)%	(9.6)	(0.8)%

	1,191.4	86.5%	988.6	84.7%

Adjusted EBITDA (1)	186.7	13.5%	178.7	15.3%

Depreciation	55.5	4.0%	52.0	4.5%
Amortization	2.1	0.2%	1.5	0.1%
Interest expense	23.7	1.7%	27.0	2.3%
Refinancing transaction costs	—	0.0%	8.4	0.7%
ESOP expense	3.1	0.2%	3.9	0.4%
Gain on sales of assets	(0.5)	0.0%	(0.8)	(0.1)%
Minority interests in earnings of consolidated entities	5.2	0.3%	2.7	0.2%

	89.1	6.4%	94.7	8.1%

Income from continuing operations before income tax provision	97.6	7.1%	84.0	7.2%

Income tax provision	(37.6)	(2.7)%	(32.8)	(2.8)%

Income from continuing operations	60.0	4.4%	51.2	4.4%

Income from discontinued operations, net of tax	0.1	0.0%	7.7	0.6%

Net income	$60.1	4.4%	$58.9	5.0%

Basic income per common share:
Continuing operations	$0.70		$0.64
Discontinued operations	$—		$0.10

Net	$0.70		$0.74

Diluted income per common share:
Continuing operations	$0.69		$0.62
Discontinued operations	$—		$0.10

Net	$0.69		$0.72

Other data
Gross patient revenues	$4,071.0		$3,280.7
Revenue deductions	2,748.2		2,162.9

Net patient revenues	1,322.8		1,117.8
Non-patient revenues	55.3		49.5

Revenues	$1,378.1		$1,167.3

(1)	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, gain on sales of assets, refinancing transaction costs, minority interests, and discontinued operations. Adjusted EBITDA is commonly used by lenders and investors to assess leverage capacity, debt service ability and liquidity. Many of Triad’s debt covenants use adjusted EBITDA, or a modification of adjusted EBITDA, in financial covenant calculations. Adjusted EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended June 30, 2006 and 2005

Unaudited

(Dollars in millions, except for earnings per share)

	For the six months ended
	2006		2005
	Amount	Percentage	Amount	Percentage
Revenues	$2,747.3	100.0%	$2,320.4	100.0%

Salaries and benefits, including stock compensation expense of $13.7 in 2006	1,111.4	40.5%	942.2	40.6%
Reimbursable expenses	26.0	0.9%	26.6	1.2%
Supplies	471.7	17.2%	386.1	16.6%
Other operating expenses	525.4	19.1%	424.8	18.3%
Provision for doubtful accounts	248.9	9.1%	195.9	8.4%
Depreciation	108.8	4.0%	99.1	4.3%
Amortization	3.6	0.1%	3.0	0.1%
Interest expense	47.4	1.7%	53.5	2.3%
Refinancing transaction costs	—	0.0%	8.4	0.4%
ESOP expense	6.1	0.2%	7.2	0.3%
Gain on sales of assets	(0.6)	0.0%	(0.5)	0.0%

Total operating expenses	2,548.7	92.8%	2,146.3	92.5%

Income from continuing operations before minority interests, equity in earnings and income tax provision	198.6	7.2%	174.1	7.5%
Minority interests in earnings of consolidated entities	(10.0)	(0.4)%	(6.3)	(0.2)%
Equity in earnings of unconsolidated affiliates	19.8	0.8%	19.7	0.8%

Income from continuing operations before income tax provision	208.4	7.6%	187.5	8.1%

Income tax provision	(80.5)	(2.9)%	(72.4)	(3.1)%

Income from continuing operations	127.9	4.7%	115.1	5.0%

Income from discontinued operations, net of tax	15.3	0.5%	10.0	0.4%

Net income	$143.2	5.2%	$125.1	5.4%

Basic income per common share:
Continuing operations	$1.49		$1.46
Discontinued operations	$0.18		$0.13

Net	$1.67		$1.59

Diluted income per common share:
Continuing operations	$1.48		$1.43
Discontinued operations	$0.17		$0.12

Net	$1.65		$1.55

Shares used in earnings per share calculations	85,958,229		78,921,143
Shares used in diluted earnings per share calculations	86,665,173		80,690,327

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended June 30, 2006 and 2005

Unaudited

(Dollars in millions)

	For the six months ended
	2006		2005
	Amount	Percentage	Amount	Percentage
Revenues	$2,747.3	100.0%	$2,320.4	100.0%

Salaries and benefits	1,111.4	40.5%	942.2	40.6%
Reimbursable expenses	26.0	0.9%	26.6	1.2%
Supplies	471.7	17.2%	386.1	16.6%
Other operating expenses	525.4	19.1%	424.8	18.3%
Provision for doubtful accounts	248.9	9.1%	195.9	8.4%
Equity in earnings of unconsolidated affiliates	(19.8)	(0.8)%	(19.7)	(0.8)%

	2,363.6	86.0%	1,955.9	84.3%

Adjusted EBITDA (1)	383.7	14.0%	364.5	15.7%

Depreciation	108.8	4.0%	99.1	4.3%
Amortization	3.6	0.1%	3.0	0.1%
Interest expense	47.4	1.7%	53.5	2.3%
Refinancing transaction costs	—	0.0%	8.4	0.4%
ESOP expense	6.1	0.2%	7.2	0.3%
Gain on sales of assets	(0.6)	0.0%	(0.5)	0.0%
Minority interests in earnings of consolidated entities	10.0	0.4%	6.3	0.2%

	175.3	6.4%	177.0	7.6%

Income from continuing operations before income tax provision	208.4	7.6%	187.5	8.1%

Income tax provision	(80.5)	(2.9)%	(72.4)	(3.1)%

Income from continuing operations	127.9	4.7%	115.1	5.0%

Income from discontinued operations, net of tax	15.3	0.5%	10.0	0.4%

Net income	$143.2	5.2%	$125.1	5.4%

Basic income per common share:
Continuing operations	$1.49		$1.46
Discontinued operations	$0.18		$0.13

Net	$1.67		$1.59

Diluted income per common share:
Continuing operations	$1.48		$1.43
Discontinued operations	$0.17		$0.12

Net	$1.65		$1.55

Other data
Gross patient revenues	$8,149.8		$6,502.2
Revenue deductions	5,513.5		4,284.3

Net patient revenues	2,636.3		2,217.9
Non-patient revenues	111.0		102.5

Revenues	$2,747.3		$2,320.4

(1)	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, gain on sales of assets, refinancing transaction costs, minority interests, and discontinued operations. Adjusted EBITDA is commonly used by lenders and investors to assess leverage capacity, debt service ability and liquidity. Many of Triad’s debt covenants use adjusted EBITDA, or a modification of adjusted EBITDA, in financial covenant calculations. Adjusted EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Consolidated Balance Sheets

Unaudited

(Dollars in millions)

	June 30, 2006	December 31, 2005
Assets
Current assets
Cash and cash equivalents	$276.0	$310.2
Accounts receivable less allowances for doubtful accounts of $338.4 at June 30, 2006 and $292.8 at December 31, 2005	888.1	800.2
Inventories	140.0	130.0
Deferred income taxes	33.4	31.8
Prepaid expenses	39.1	41.1
Discontinued operations assets	—	67.6
Other	106.3	93.0

	1,482.9	1,473.9

Property and equipment, at cost:
Land	198.1	182.3
Buildings and improvements	1,908.2	1,739.3
Equipment	1,590.2	1,449.1
Construction in progress	188.6	226.3

	3,885.1	3,597.0
Accumulated depreciation	(1,115.5)	(1,012.8)

	2,769.6	2,584.2

Goodwill	1,330.0	1,301.6
Intangible assets, net of accumulated amortization	72.4	71.7
Investment in and advances to unconsolidated affiliates	235.4	204.8
Other	107.2	100.7

Total assets	$5,997.5	$5,736.9

Liabilities and Equity
Current liabilities
Accounts payable	$206.8	$197.5
Accrued salaries	131.3	126.8
Current portion of long-term debt	13.8	7.7
Current income taxes payable	7.1	17.1
Discontinued operations liabilities	—	3.1
Other current liabilities	183.4	163.1

	542.4	515.3

Long-term debt	1,693.7	1,695.8
Other liabilities	173.3	167.8
Deferred taxes	184.1	201.9
Minority interests in equity of consolidated entities	288.1	228.4

Stockholders’ equity
Common stock	0.9	0.9
Additional paid-in capital	2,374.8	2,331.6
Accumulated other comprehensive loss	(1.6)	(1.6)
Unearned ESOP compensation	(8.6)	(10.4)
Accumulated earnings	750.4	607.2

Total stockholders’ equity	3,115.9	2,927.7

Total liabilities and stockholders’ equity	$5,997.5	$5,736.9

Triad Hospitals, Inc.

Consolidated Statements of Cash Flows

For the Periods Ended June 30, 2006 and 2005

Unaudited

(Dollars in millions)

	For the three months ended		For the six months ended
	2006	2005	2006	2005
Cash flows from operating activities
Net income	$60.1	$58.9	$143.2	$125.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of tax	(0.1)	(7.7)	(15.3)	(10.0)
Provision for doubtful accounts	128.2	90.2	248.9	195.9
Depreciation and amortization	57.6	53.5	112.4	102.1
ESOP expense	3.1	3.9	6.1	7.2
Minority interests	5.2	2.7	10.0	6.3
Equity in earnings of unconsolidated affiliates	(9.8)	(9.6)	(19.8)	(19.7)
Gain on sales of assets	(0.5)	(0.8)	(0.6)	(0.5)
Deferred income tax provision (benefit)	(6.0)	11.2	(11.7)	4.9
Refinancing transaction costs	—	8.4	—	8.4
Non-cash interest expense	0.8	1.1	1.6	2.3
Non-cash stock compensation expense	6.9	0.4	13.7	0.6
Excess tax benefits on stock compensation	(0.2)	—	(1.2)	—
Increase (decrease) in cash from operating assets and liabilities
Accounts receivable	(137.5)	(91.1)	(321.7)	(255.5)
Inventories and other assets	(12.0)	14.8	(22.5)	25.6
Accounts payable and other current liabilities	(71.3)	(36.4)	(31.9)	17.6
Other	12.2	0.8	21.7	16.1

Net cash provided by operating activities	36.7	100.3	132.9	226.4

Cash flows from investing activities
Purchases of property and equipment	(115.1)	(88.3)	(233.4)	(188.6)
Distributions and advances (to) from unconsolidated affiliates, net	(3.6)	8.7	(9.6)	12.8
Proceeds received on disposals of assets	11.9	35.9	102.6	36.5
Acquisitions, net of cash acquired	(12.2)	(155.3)	(49.2)	(155.3)
Other	—	—	(0.1)	—

Net cash used in investing activities	(119.0)	(199.0)	(189.7)	(294.6)

Cash flows from financing activities
Payments of long-term debt	(0.3)	(462.9)	(1.0)	(483.8)
Proceeds from issuance of long-term debt	—	520.0	—	520.0
Payment of debt issue costs	—	(6.4)	—	(6.4)
Proceeds from issuance of common stock	9.3	29.6	21.9	89.8
Excess tax benefits on stock compensation	0.2	—	1.2	—
Contributions from (distributions to) minority partners, net	0.5	0.8	0.5	(0.7)

Net cash provided by financing activities	9.7	81.1	22.6	118.9

Change in cash and cash equivalents	(72.6)	(17.6)	(34.2)	50.7

Cash and cash equivalents at beginning of period	348.6	124.9	310.2	56.6

Cash and cash equivalents at end of period	$276.0	$107.3	$276.0	$107.3

Interest payments	50.4	48.0	58.0	54.9
Income tax payments	98.2	56.8	117.6	59.8

Triad Hospitals, Inc.

Operating Data - Same-Facility (1)

Unaudited

	For the three months ended June 30,
	2006	2005	Change
Volume Statistics (2)
Number of hospitals	47	47	—
Licensed beds	8,216	8,048	168
Admissions	78,612	78,417	0.2%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	32,124	30,950	3.8%
Outpatient surgeries	72,117	70,373	2.5%
Outpatient visits (excluding outpatient surgeries)	980,348	953,568	2.8%
Outpatient visits (including outpatient surgeries)	1,052,465	1,023,941	2.8%
Adjusted patient days	634,504	627,069	1.2%
Adjusted admissions	136,120	134,144	1.5%

Rate Statistics (2)
Patient revenue per adjusted patient day	$1,933.0	$1,782.5	8.4%
Patient revenue per adjusted admission	$9,010.2	$8,332.7	8.1%

Revenues (millions)
Inpatient % of patient revenues (2)	54%	54%	0.0%
Outpatient % of patient revenues (2)	46%	46%	0.0%
Patient revenues (2)	$1,226.5	$1,117.8	9.7%
Non-patient revenues (3)	$53.1	$49.5	7.3%
Revenues	$1,279.6	$1,167.3	9.6%

(1)	Same-facility operating data include facilities owned and operated in the full second quarter of both years. They:
•	Include Deaconess Hospital (322 beds), acquired April 2005;
•	Exclude Medical Center of South Arkansas (166 beds), owned 50% and reported on an equity (non-consolidated) basis;
•	Exclude Trinity Medical Center (560 beds), acquired October 2005;
•	Exclude Gateway Medical Center (206 beds), acquired February 2006;
•	Exclude Massillon Community Hospital (268 beds), acquired February 2006;
•	Exclude facilities reclassified to discontinued operations.
(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting, and advisory services subsidiary.
(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting, and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Same-Facility (1)

Unaudited

	For the six months ended June 30,
	2006	2005	Change
Volume Statistics (2)
Number of hospitals	46	46	—
Licensed beds	7,894	7,735	159
Admissions	154,763	154,983	(0.1)%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	62,032	59,051	5.0%
Outpatient surgeries	138,565	134,183	3.3%
Outpatient visits (excluding outpatient surgeries)	1,898,156	1,852,313	2.5%
Outpatient visits (including outpatient surgeries)	2,036,721	1,986,496	2.5%
Adjusted patient days	1,237,615	1,226,461	0.9%
Adjusted admissions	264,391	262,162	0.9%

Rate Statistics (2)
Patient revenue per adjusted patient day	$1,925.5	$1,777.2	8.3%
Patient revenue per adjusted admission	$9,013.2	$8,314.4	8.4%

Revenues (millions)
Inpatient % of patient revenues (2)	54%	54%	0.0%
Outpatient % of patient revenues (2)	46%	46%	0.0%
Patient revenues (2)	$2,383.0	$2,179.7	9.3%
Non-patient revenues (3)	$105.6	$101.6	3.9%
Revenues	$2,488.6	$2,281.3	9.1%

(1)	Same-facility operating data include facilities owned and operated in the full six months of both years. They:
•	Exclude Deaconess Hospital (322 beds), acquired April 2005;
•	Exclude Medical Center of South Arkansas (166 beds), owned 50% and reported on an equity (non-consolidated) basis;
•	Exclude Trinity Medical Center (560 beds), acquired October 2005;
•	Exclude Gateway Medical Center (206 beds), acquired February 2006;
•	Exclude Massillon Community Hospital (268 beds), acquired February 2006;
•	Exclude facilities reclassified to discontinued operations.

(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting, and advisory services subsidiary.

(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting, and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Pro Forma for Acquisitions & Divestitures (1)

Unaudited

	For the three months ended June 30,
	2006	2005	Change
Volume Statistics (2)
Number of hospitals	50	50	—
Licensed beds	9,250	9,082	168
Admissions	85,818	86,261	(0.5)%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	34,963	33,467	4.5%
Outpatient surgeries	77,378	74,870	3.3%
Outpatient visits (excluding outpatient surgeries)	1,097,537	1,084,924	1.2%
Outpatient visits (including outpatient surgeries)	1,174,915	1,159,794	1.3%
Adjusted patient days	691,271	687,588	0.5%
Adjusted admissions	147,448	146,647	0.5%

Rate Statistics (2)
Patient revenue per adjusted patient day	$1,913.5	$1,759.3	8.8%
Patient revenue per adjusted admission	$8,971.1	$8,248.7	8.8%

Revenues (millions)
Inpatient % of patient revenues (2)	54%	54%	0.0%
Outpatient % of patient revenues (2)	46%	46%	0.0%
Patient revenues (2)	$1,322.8	$1,209.6	9.4%
Non-patient revenues (3)	$55.3	$51.5	7.4%
Revenues	$1,378.1	$1,261.1	9.3%

(1)	Pro forma operating data:
•	Include Deaconess Hospital (322 beds), acquired April 2005;
•	Include Trinity Medical Center (560 beds), acquired October 2005, on a pro forma basis as if owned since January 1, 2005;
•	Include Gateway Medical Center (206 beds), acquired February 2006, on a pro forma basis as if owned since January 1, 2005;
•	Include Massillon Community Hospital (268 beds), acquired February 2006, on a pro forma basis as if owned since January 1, 2005;
•	Exclude Medical Center of South Arkansas (166 beds), owned 50% and reported on an equity (non-consolidated) basis;
•	Exclude facilities reclassified to discontinued operations.

(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting, and advisory services subsidiary.

(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting, and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Pro Forma for Acquisitions & Divestitures (1)

Unaudited

	For the six months ended June 30,
	2006	2005	Change
Volume Statistics (2)
Number of hospitals	50	50	—
Licensed beds	9,250	9,082	168
Admissions	175,569	177,706	(1.2)%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	69,632	66,249	5.1%
Outpatient surgeries	152,598	146,370	4.3%
Outpatient visits (excluding outpatient surgeries)	2,194,896	2,175,980	0.9%
Outpatient visits (including outpatient surgeries)	2,347,494	2,322,350	1.1%
Adjusted patient days	1,412,661	1,405,749	0.5%
Adjusted admissions	298,217	298,072	0.0%

Rate Statistics (2)
Patient revenue per adjusted patient day	$1,875.5	$1,738.6	7.9%
Patient revenue per adjusted admission	$8,884.2	$8,199.5	8.4%

Revenues (millions)
Inpatient % of patient revenues (2)	55%	54%	1.0%
Outpatient % of patient revenues (2)	45%	46%	(1.0)%
Patient revenues (2)	$2,649.4	$2,444.0	8.4%
Non-patient revenues (3)	$111.3	$107.2	3.8%
Revenues	$2,760.7	$2,551.2	8.2%

(1)	Pro forma operating data:
•	Include Deaconess Hospital (322 beds), acquired April 2005, on a pro forma basis as if owned since January 1, 2005;
•	Include Trinity Medical Center (560 beds), acquired October 2005, on a pro forma basis as if owned since January 1, 2005;
•	Include Gateway Medical Center (206 beds), acquired February 2006, on a pro forma basis as if owned since January 1, 2005;
•	Include Massillon Community Hospital (268 beds), acquired February 2006, on a pro forma basis as if owned since January 1, 2005;
•	Exclude Medical Center of South Arkansas (166 beds), owned 50% and reported on an equity (non-consolidated) basis;
•	Exclude facilities reclassified to discontinued operations.

(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting, and advisory services subsidiary.

(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting, and advisory services subsidiary;
•	Include other sources.